________________________________________________________________________________


DEAR SHAREHOLDERS:

OUR THOUGHTS AND PRAYERS GO TO THE FAMILIES AND FRIENDS OF ALL THOSE WHO WERE IMPACTED BY THE HORRENDOUS ATTACKS ON THE U.S. ON SEPTEMBER 11. THE IMPRESSIVE DEDICATION OF RESCUE WORKERS AND THE OVERWHELMING CONCERN OF CITIZENS THROUGHOUT THE UNITED STATES AND THE WORLD HAS HELPED TO UNITE US ALL, AS WE MOVE FORWARD WITH RESOLVE.

OUR REPORT FOR CIGNA INVESTMENT SECURITIES, INC. (THE "FUND") COVERING THE NINE MONTHS ENDED SEPTEMBER 30, 2001 FOLLOWS.

MARKET SUMMARY

Weakening business conditions, the further decline in corporate profits, and the enormous uncertainties surrounding the unprecedented events of September 11 caused investors to become highly risk averse. As expected, investors fled from all risk assets and, in a classic "flight to quality", stampeded into money market funds and short- and intermediate-term U.S. Treasury securities.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted an absolute return of 3.83% and a negative excess return of approximately 1.84 % for the third quarter, underperforming all other major investment-grade fixed income classes on an absolute and duration-adjusted basis. According to Lehman Brothers, September was the second worst month of negative excess returns since 1990, when records of this type were first tracked.

High yield bonds, after a stellar performance in July and August when the Lehman Brothers High Yield Bond Index gained 1.47% and 1.18%, respectively, declined a whopping 6.72% in September. This sudden reversal brought third quarter performance to a negative 4.23%, one of the largest declines on record.

Mortgage rates are near 30-year lows, sparking a wave of refinancing. This anticipated deluge in supply has caused mortgage-backed securities (MBS) to underperform the bond market, as measured by the Lehman Brothers Aggregate Bond Index. The mortgage market, as measured by the Salomon Smith Barney Mortgage Securities Index, returned 4.30% for the quarter and 8.13% for the year to date.

PERFORMANCE

The Fund underperformed the Lehman Brothers Aggregate Bond Index for the third quarter by 226 basis points, as it posted a net total return of 2.35% for the quarter and 6.43% year-to-date, versus returns of 4.61% and 8.39%, respectively, for the Index. The Fund's return, based on the market value of its shares traded on the New York Stock Exchange was 1.98% and 8.65% for the quarter and year-to-date, respectively.


                                                          (CONTINUED ON PANEL 4)


--------------------------------------------------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.
FINANCIAL SUMMARY
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
---------------------------------------------------------------------------------------------------
                                                               2001                     2000
                                                               ----                     ----
Net investment income                                          $3,930                 $4,196
Net realized and unrealized gain (loss)                        $1,579                   $214
Per share:
     Net investment income                                      $0.82                  $0.88
     Dividends from net investment income                       $0.84                  $0.84
     Net asset value at end of period                          $18.42                 $17.87

--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME PER SHARE
For the Nine Months Ended September 30 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
2001                       2000                  1999                  1998                   1997
-----                      ----                  ----                  ----                   ----
$0.82                      $0.88                 $0.88                 $0.90                  $0.93




--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001 (Unaudited)
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities at value
  (Cost - $119,792)                                          $   119,313
Cash                                                                                                   18
Receivable for investments sold                                                                    26,870
Interest and dividends receivable                                                                     926
Investment for Directors' deferred compensation plan                                                  185
Net receivable for open forward currency contracts                                                     53
Futures variation margin receivable                                                                     6
                                                                                       -------------------
     Total assets                                                                                 147,371
                                                                                       -------------------
LIABILITIES:
Payable for investments purchased                                                                  58,642
Deferred Directors' fees payable                                                                      185
Net swap interest payable                                                                             144
Accrued advisory fees payable                                                                          41
Audit and legal fees payable                                                                           24
Transfer agent fees payable                                                                            22
Administrative services fees payable                                                                   18
Other accrued expenses                                                                                 23
                                                                                        -------------------
     TOTAL LIABILITIES                                                                             59,099
                                                                                        -------------------
NET ASSETS                                                                                    $    88,272
                                                                                       ===================
NET ASSET VALUE PER SHARE
Applicable to 4,792 shares of $0.10 par value capital stock
     outstanding (12,000 shares authorized)                                                   $     18.42
                                                                                         ===================



---------------------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Nine Months Ended September 30, 2001 (Unaudited)
(In Thousands)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest and swap income                                                         $4,488
     Dividend income                                                                      75
                                                                                  -----------
                                                                                       4,563
EXPENSES:
     Investment advisory fees                                    $348
     Custodian fees                                                81
     Transfer agent fees                                           56
     Shareholder reports                                           38
     Administrative services                                       38
     Auditing and legal fees                                       27
     State taxes                                                   17
     Directors' fees                                               15
     Stock exchange fees                                           12
     Other                                                          1                    633
                                                           -----------            -----------
NET INVESTMENT INCOME                                                                  3,930
Net realized gain from investments                                                     3,049
Net realized gain from forward currency contracts                                         11
Net realized loss from futures contracts                                                 (87)
Net unrealized depreciation on investments                                            (1,334)
Net unrealized depreciation on forward currency contracts                                (98)
Net unrealized appreciation on futures contracts                                          38
                                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                             5,509
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
     INVESTMENT INCOME                                                                (4,026)
                                                                                  -----------
NET INCREASE IN NET ASSETS                                                             1,483
NET ASSETS:
     Beginning of period                                                              86,789
                                                                                  -----------
     End of period (includes undistributed net investment
           income of $75)                                                            $88,272
                                                                                  ===========

The main drivers of the Fund's underperformance were our underweight position in U.S. Treasury and Agency securities and overweight in investment-grade corporate bonds and high yield bonds.

The Fund's selection of corporate securities was relatively defensive over the period. While we did a reasonably good job of selecting industries that produced a number of positive results, our overall security selection contributed negatively to performance due to one credit, AT&T Canada (AT&T), whose bonds fell 40% during the quarter, as the market began to question the Canadian firm's strategic value to AT& T Corporation as well as the AT&T's contractual commitment to AT&T Canada.

While our allocation to the high yield sector was more conservative than historical portfolio allocations, high yield spreads, widened 200 bps during the quarter, due to a longer and deeper economic slowdown. Bonds hit particularly hard in our portfolio during September include Budget Group, Global Crossing, and Northwest Airlines. We expect to see increased defaults on companies that do not have the balance sheet strength to sustain revenue decline.

OUTLOOK

We had viewed the massive monetary easing by the Federal Reserve in early 2001 as setting the stage for diminishing the negative earnings momentum and for the gradual acceleration of economic growth. Now, we expect the economic recovery to be delayed until the first or second quarter of 2002. Nevertheless, we remain constructive on the corporate market given our positive view of the credit quality and leverage ratios for corporate America. We continue to believe that the corporate bond sector offers better relative value on an absolute basis than alternative spread classes.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.



CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]
 CIGNA

CIGNA Investment Securities, Inc.       [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
P.O. Box 13856
Philadelphia, PA 19101

                                                                CIGNA INVESTMENT
                                                                SECURITIES, INC.

--------------------                    ________________________________________
PRESORTED STANDARD
    U.S. POSTAGE                                               SEMIANNUAL REPORT
       PAID                                                  SEPTEMBER 30, 2001
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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